Manning & Napier Fund, Inc.

290 Woodcliff Drive

Fairport, NY 14450

June 21, 2011

VIA EDGAR

Office of Registration and Reports

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	Manning & Napier Fund, Inc. (the “Company”)

(File Nos. 811-04087 and 2-92633)

Ladies and Gentlemen:

On behalf of the Company, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information, contained in the Prospectus, dated May 1, 2011, as supplemented June 1, 2011, and filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended. The purpose of this filing is to submit the data in XBRL format for the Company.

Any questions or comments regarding this filing should be directed to the undersigned at (585) 325-6880.

Sincerely,

/s/ Amy J. Williams
Amy J. Williams
Director of Fund Documentation

Enclosures